UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07225

T. Rowe Price U.S. Equity Research Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

U.S. Equity Research Fund	June 30, 2021
PRCOX	Investor Class
PACOX	Advisor Class
RRCOX	R Class
PCCOX	I Class

T. ROWE PRICE U.S. EQUITY RESEARCH FUND

HIGHLIGHTS

■	The U.S. Equity Research Fund returned 14.73% during the six-month period ended June 30, 2021, underperforming the S&P 500 Index benchmark.

■	Stock selection in seven of 11 sectors contributed to relative returns during the reporting period.

■	Information technology, health care, financials, and consumer discretionary were the fund’s largest sector allocations in absolute terms.

■	The global economic recovery was faster and stronger in the first half of 2021 than expected. However, there are still potential risks to growth that we will be monitoring in the months ahead, including challenges in further containing the coronavirus pandemic.

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CIO Market Commentary

Dear Shareholder

Global stock markets produced strong returns during the first half of 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the reopening of developed market economies, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.

All major global and regional equity benchmarks recorded positive results during the period. Developed market stocks generally outperformed emerging markets, while in the U.S., small-cap equities outpaced large-caps and value performed better than growth. The large-cap S&P 500 Index returned 15% and finished the period at a record high. The energy sector, which was the worst performer in 2020, was the leader for the six-month period amid a sharp increase in oil prices. Financial stocks also produced strong results as banks benefited from an increase in long-term interest rates, while the real estate sector was helped by a rollback in many pandemic-related restrictions. Utilities underperformed with slight gains.

Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the $1.9 trillion American Rescue Plan Act into law in March, and the Federal Reserve kept its short-term lending rates near zero. However, as a result of strong economic growth, central bank policymakers revised their outlook in a somewhat less dovish direction near the end of the period and indicated that rate hikes could commence in 2023, which was earlier than previously expected.

The economic recovery was evident in a variety of indicators. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020. Weekly jobless claims declined throughout the period to new pandemic-era lows, although the monthly nonfarm payroll report disappointed at times as employers struggled to fill positions. Meanwhile, overall profits for companies in the S&P 500 rose by nearly 53% year over year in the first quarter, according to FactSet—the best showing since late 2009.

However, less favorably, inflation concerns led to some volatility in the equity market and caused a sharp rise in longer-term Treasury yields in the first quarter. (Bond prices and yields move in opposite directions.) While inflation measures were above the Fed’s 2% long-term inflation target toward the end of our reporting period—core consumer prices, for example, recorded their largest annual increase (3.8%) since 1992 in May—investors seemed to accept the Fed’s determination that rising price pressures were due to transitory factors arising from the reopening of the global economy.

Longer-term Treasury yields trended lower as inflation expectations began to wane later in the period, but they still finished significantly higher than they were at the end of 2020. Rising yields were a headwind for many fixed income investors; however, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.

As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and, in some areas, there are clear signs of speculation. That said, a transformed global economic landscape is generating potential opportunities as well as risks. Post-pandemic trends have the potential to create both winners and losers, giving active portfolio managers greater scope to seek excess returns. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. Equity Research Fund returned 14.73% for the six months ended June 30, 2021. The fund underperformed its benchmark, the S&P 500 Index, and its Lipper peer group. (Returns for the Advisor, R, and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund’s objective is to outperform the S&P 500 by investing in our research analysts’ highest-conviction stocks while keeping sector and industry allocations close to their weightings in the index. Stock selection in seven of 11 sectors contributed to relative performance during the period. Overall, the information technology, consumer discretionary, and industrials and business services sectors detracted from relative returns while financials and communication services contributed the most on a relative basis.

Stock selection in the information technology sector was the largest detractor from the fund’s relative performance versus the S&P 500 Index, led by our underweight in PayPal Holdings. The leader in digital payments saw continued growth of e-commerce and digital payments as a result of the coronavirus pandemic. It also announced that its payment app, Venmo, will soon monetize product and services transactions. We are underweight the stock as we believe there are better risk/reward opportunities elsewhere in the space. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Not owning software business Adobe also weighed on relative results. Since early 2020, an increase in people working from home during the coronavirus pandemic has benefited the company’s subscription growth. We think the company’s growth rates will moderate significantly as the benefits of its recent subscription transition wane and fundamentals normalize. We also believe Adobe has limited cloud growth prospects without further acquisitions as its current portfolio of software assets is becoming less relevant.

Not owning Target detracted from relative gains in the consumer discretionary sector. The retailer continued to benefit from strong digital sales and same-day services, including order pickup and online delivery, as well as an increase in in-person shopping traffic. With traditional mass merchants facing headwinds, we do not believe Target offers attractive risk/reward potential. Not owning automaker Ford Motor also weighed on relative performance as the company benefited from its strategic investments in electric vehicles and reported strong sales of its Mustang Mach-E electric vehicle. Ford also predicted that earnings from its most recent quarter would be higher than previously estimated and revealed a new all-electric F-150 pickup truck, which will be available to customers next spring. We remain underweight as we believe the company will struggle as its overall value-adjusted model age lengthens and as capacity intensity and fixed costs increase.

Not owning agriculture and construction equipment manufacturer Deere hurt the fund’s relative performance in the industrials and business services sector. Continued solid agricultural equipment demand, strong quarterly results, elevated crop prices, and an improved outlook drove shares of the stock higher during much of the period. While we like the company’s dominant share in a consolidated market and think it will benefit from troughing end markets, we remain underweight due to valuation concerns.

Conversely, stock selection in the financials sector added value, led by our overweight position in banking company Wells Fargo. Shares appreciated on investor optimism toward a continued economic recovery due to the ongoing vaccine rollouts as well as the prospect of rising interest rates. Late in the period, the Federal Reserve also announced it would accept the company’s plan to overhaul its governance practices and remove capital allocation restrictions that were placed on large banks early in the pandemic. We continue to believe Wells Fargo has good long-term fundamentals and has made progress in addressing past issues in its sales culture.

Our overweight position in Fifth Third Bancorp also helped relative returns as the company benefited from rising loan and deposit balances and an increase in capital deployment initiatives. In our view, Fifth Third Bancorp’s pronounced efforts to de-risk its balance sheet and shield against a low rate market backdrop should help it outperform peers, while its idiosyncratic earnings growth drivers are also attractive.

An overweight in Alphabet, the parent company of Google, aided relative gains in communication services. The company benefited from a number of factors, including an increase in students and educators using Google’s Classroom service, an increase in demand for laptops running Google’s operating system, and solid revenue from YouTube. Although we acknowledge the expected adverse impact of the coronavirus outbreak on advertising budgets, we feel the company is set up for long-term success given its healthy balance sheet, unique growth profile, and unparalleled user base.

How is the fund positioned?

Similar to the S&P 500 Index, information technology, health care, financials, and consumer discretionary were the fund’s largest sector positions in absolute terms and represented more than 60% of the fund’s net assets at the end of the period.

Wells Fargo, Eli Lilly and Co., and Texas Instruments represented the fund’s largest overweight stocks versus the benchmark. While we believe Wells Fargo may face near-term pressure due to its exposure to core retail banking deposits, we believe the risk/reward profile is attractive longer term compared with those banks with more investment banking and trading exposure. We believe Eli Lilly has several late-stage assets with high probabilities of success that will benefit its visibility and revenue over the next 12 to 18 months. We also expect the company’s base business will remain stable against competition and drug pricing pressures, and we are encouraged by management’s goal of increasing the company’s operating margin percentage over the next several years. We think Texas Instruments is a high-quality business benefiting from a consolidating industry structure, early-stage product demand cycles, and potential global capital expenditure recovery. We also believe the market underappreciates the company’s competitive advantages and industry trends.

Notable additions to the portfolio during the period included semiconductor manufacturer Texas Instruments, power and energy company Dominion Energy, and freight railroad operator CSX Corporation.

What is portfolio management’s outlook?

The global economic recovery was faster and stronger in the first half of 2021 than markets seemed to expect at the start of the year. There also are potential risks to growth that we will be monitoring in the months ahead, however, including challenges in further containing the coronavirus pandemic. In the realm of fiscal policy, although the Biden administration is seeking to raise the U.S. corporate tax rate, any increase is likely to be moderate and neutral for U.S. equity markets. However, proposed increases in capital gains and dividend taxes, if enacted, would be negative for after-tax returns on most asset classes. Meanwhile, price/earnings multiples in some sectors and stocks imply demanding earnings expectations. Even relatively strong second-half results might fail to meet those expectations.

Regardless of the stock market’s day-to-day performance, our investment strategy remains the same, relying on the insights of our research analysts to identify favorable long-term investment opportunities in each sector of the S&P 500 Index while keeping sector weights close to those of the benchmark.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF STOCK INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: ©2021, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/21
Microsoft	5.8%
Apple	5.8
Alphabet	4.6
Amazon.com	4.3
Facebook	2.8
Visa	1.4
Wells Fargo	1.4
Bank of America	1.3
Eli Lilly and Co.	1.2
Berkshire Hathaway	1.1
Texas Instruments	1.1
Comcast	1.1
NVIDIA	1.1
Salesforce.com	1.1
AbbVie	1.0
Home Depot	1.0
GE	0.9
Procter & Gamble	0.9
UnitedHealth Group	0.9
Advanced Micro Devices	0.8
MasterCard	0.8
Netflix	0.8
Intuitive Surgical	0.8
ConocoPhillips	0.7
Coca-Cola	0.7
Total	**43.4%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Shares/Par	$ Value
(Cost and value in $000s)		
COMMON STOCKS 99.2%		
COMMUNICATION SERVICES 11.8%		
Diversified Telecommunication Services 0.8%		
AT&T	1,137,171	32,728
Verizon Communications	468,487	26,249
		58,977
Entertainment 1.6%		
Electronic Arts	112,599	16,195
Netflix (1)	116,388	61,477
Playtika Holding (1)	209,884	5,004
Walt Disney (1)	247,195	43,450
		126,126
Interactive Media & Services 7.4%		
Alphabet, Class A (1)	51,843	126,590
Alphabet, Class C (1)	89,720	224,867
Facebook, Class A (1)	617,226	214,615
		566,072
Media 1.8%		
Charter Communications, Class A (1)	36,272	26,169
Comcast, Class A	1,494,426	85,212
DISH Network, Class A (1)	42,777	1,788
Liberty Broadband, Class C (1)	131,546	22,844
		136,013
Wireless Telecommunication Services 0.2%		
T-Mobile U.S. (1)	122,528	17,746
		17,746
Total Communication Services		904,934
CONSUMER DISCRETIONARY 12.2%		
Auto Components 0.4%		
Aptiv (1)	95,101	14,962
Magna International	141,529	13,111
		28,073
Automobiles 1.0%		
Ferrari	89,941	18,532
General Motors (1)	100,740	5,961
Tesla (1)	77,692	52,807
		77,300
Hotels, Restaurants & Leisure 2.3%		
Airbnb, Class A (1)	14,083	2,157
Booking Holdings (1)	12,010	26,279

Chipotle Mexican Grill (1)	13,320	20,651
Hilton Worldwide Holdings (1)	134,195	16,187
Las Vegas Sands (1)	135,593	7,144
Marriott International, Class A (1)	144,069	19,668
McDonald's	126,410	29,199
MGM Resorts International	272,109	11,605
Starbucks	322,081	36,012
Wynn Resorts (1)	59,446	7,270
		176,172
Household Durables 0.2%		
NVR (1)	2,357	11,722
		11,722
Internet & Direct Marketing Retail 4.4%		
Amazon.com (1)	95,810	329,602
DoorDash, Class A (1)	23,076	4,115
		333,717
Multiline Retail 0.3%		
Dollar General	79,906	17,291
Dollar Tree (1)	84,957	8,453
		25,744
Specialty Retail 2.7%		
AutoZone (1)	7,597	11,336
Burlington Stores (1)	59,518	19,164
CarMax (1)	32,867	4,245
Home Depot	246,141	78,492
Lowe's	124,525	24,154
O'Reilly Automotive (1)	33,327	18,870
Ross Stores	201,369	24,970
TJX	205,884	13,881
Ulta Beauty (1)	24,372	8,427
		203,539
Textiles, Apparel & Luxury Goods 0.9%		
Lululemon Athletica (1)	28,900	10,548
NIKE, Class B	301,652	46,602
VF	149,353	12,253
		69,403
Total Consumer Discretionary		925,670
CONSUMER STAPLES 5.5%		
Beverages 1.7%		
Coca-Cola	1,008,692	54,581
Keurig Dr Pepper	495,891	17,475
Monster Beverage (1)	185,827	16,975

PepsiCo	272,172	40,328
		129,359
Food & Staples Retailing 0.8%		
Costco Wholesale	99,816	39,494
Walmart	144,705	20,406
		59,900
Food Products 0.7%		
Conagra Brands	179,940	6,546
Darling Ingredients (1)	40,445	2,730
Mondelez International, Class A	557,124	34,787
Mowi, ADR	58,900	1,496
Tyson Foods, Class A	153,548	11,326
		56,885
Household Products 1.2%		
Colgate-Palmolive	101,499	8,257
Kimberly-Clark	99,100	13,258
Procter & Gamble	493,497	66,587
		88,102
Personal Products 0.3%		
Estee Lauder, Class A	61,603	19,595
		19,595
Tobacco 0.8%		
Altria Group	422,800	20,159
Philip Morris International	413,144	40,947
		61,106
Total Consumer Staples		414,947
ENERGY 2.6%		
Energy Equipment & Services 0.3%		
Halliburton	1,006,445	23,269
		23,269
Oil, Gas & Consumable Fuels 2.3%		
Chevron	245,315	25,694
ConocoPhillips	927,670	56,495
Devon Energy	158,000	4,612
EOG Resources	315,935	26,362
Exxon Mobil	433,627	27,353
Hess	199,139	17,389
Marathon Petroleum	186,141	11,247
TOTAL, ADR	232,045	10,502
		179,654
Total Energy		202,923

FINANCIALS 12.1%

Banks 5.1%

Bank of America	2,385,413	98,351
Citizens Financial Group	425,127	19,501
Fifth Third Bancorp	1,153,570	44,101
Huntington Bancshares	2,588,945	36,944
JPMorgan Chase	197,391	30,702
PNC Financial Services Group	218,313	41,645
Signature Bank	60,485	14,858
Wells Fargo	2,319,744	105,061
		391,163

Capital Markets 3.2%

Apollo Global Management	81,370	5,061
Bank of New York Mellon	136,587	6,997
Cboe Global Markets	101,192	12,047
Charles Schwab	565,621	41,183
CME Group	167,100	35,539
Goldman Sachs Group	121,068	45,949
Intercontinental Exchange	219,921	26,105
Invesco	99,895	2,670
KKR	214,156	12,687
MarketAxess Holdings	16,100	7,464
Morgan Stanley	361,914	33,184
Raymond James Financial	42,278	5,492
S&P Global	20,595	8,453
Tradeweb Markets, Class A	38,772	3,278
		246,109

Consumer Finance 0.4%

Capital One Financial	195,913	30,306
		30,306

Diversified Financial Services 1.4%

Berkshire Hathaway, Class B (1)	314,989	87,542
Equitable Holdings	526,671	16,037
Voya Financial	53,753	3,306
		106,885

Insurance 2.0%

American International Group	670,016	31,893
Chubb	196,708	31,265
Hartford Financial Services Group	369,970	22,927
Marsh & McLennan	91,282	12,842
MetLife	329,697	19,732
Progressive	142,604	14,005

RenaissanceRe Holdings	125,000	18,602
		151,266
Total Financials		925,729
HEALTH CARE 12.5%		
Biotechnology 2.0%		
AbbVie	702,809	79,164
Amgen	93,435	22,775
Biogen (1)	45,500	15,755
Incyte (1)	95,036	7,995
Regeneron Pharmaceuticals (1)	14,342	8,011
Seagen (1)	27,282	4,307
Vertex Pharmaceuticals (1)	86,275	17,396
		155,403
Health Care Equipment & Supplies 3.0%		
Abbott Laboratories	236,590	27,428
Becton Dickinson & Company	186,770	45,421
Cooper	9,661	3,828
Danaher	144,604	38,806
Hologic (1)	172,129	11,484
Intuitive Surgical (1)	65,425	60,168
Medtronic	89,721	11,137
Stryker	114,031	29,617
		227,889
Health Care Providers & Services 2.7%		
Anthem	71,176	27,175
Centene (1)	336,252	24,523
Cigna	148,760	35,266
CVS Health	228,704	19,083
HCA Healthcare	84,811	17,534
Humana	35,401	15,673
McKesson	19,486	3,726
UnitedHealth Group	164,361	65,817
		208,797
Life Sciences Tools & Services 1.0%		
Agilent Technologies	188,145	27,810
Thermo Fisher Scientific	102,463	51,689
		79,499
Pharmaceuticals 3.8%		
AstraZeneca, ADR	627,124	37,565
Elanco Animal Health (1)	703,768	24,414
Eli Lilly	398,416	91,444
Johnson & Johnson	315,138	51,916

Merck	283,476	22,046
Organon (1)	29,024	878
Sanofi, ADR	372,185	19,599
Zoetis	209,158	38,979
		286,841
Total Health Care		958,429
INDUSTRIALS & BUSINESS SERVICES 8.4%		
Aerospace & Defense 1.3%		
Boeing (1)	133,719	32,034
L3Harris Technologies	99,198	21,441
Teledyne Technologies (1)	48,630	20,368
Textron	355,182	24,426
TransDigm Group (1)	4,142	2,681
		100,950
Air Freight & Logistics 1.2%		
FedEx	119,590	35,677
United Parcel Service, Class B	258,278	53,714
		89,391
Airlines 0.2%		
United Airlines Holdings (1)	240,631	12,583
		12,583
Building Products 0.1%		
Johnson Controls International	71,741	4,924
		4,924
Commercial Services & Supplies 0.3%		
Waste Connections	169,733	20,271
		20,271
Industrial Conglomerates 2.1%		
3M	153,877	30,565
General Electric	4,992,149	67,194
Honeywell International	153,564	33,684
Roper Technologies	68,860	32,378
		163,821
Machinery 1.9%		
Cummins	120,092	29,280
Flowserve	171,412	6,911
Fortive	336,314	23,455
Ingersoll Rand (1)	276,432	13,493
Otis Worldwide	294,217	24,058
PACCAR	331,477	29,584
Parker-Hannifin	47,595	14,617

Snap-on	28,014	6,259
		147,657
Professional Services 0.6%		
Clarivate (1)	232,289	6,395
CoStar Group (1)	74,210	6,146
Equifax	71,668	17,165
Leidos Holdings	159,484	16,124
		45,830
Road & Rail 0.7%		
CSX	694,191	22,269
JB Hunt Transport Services	63,540	10,354
Norfolk Southern	82,238	21,827
		54,450
Total Industrials & Business Services		639,877
INFORMATION TECHNOLOGY 26.6%		
Communications Equipment 0.9%		
Cisco Systems	1,021,533	54,141
Motorola Solutions	83,005	18,000
		72,141
Electronic Equipment, Instruments & Components 0.8%		
Amphenol, Class A	517,375	35,394
CDW	70,541	12,320
Keysight Technologies (1)	26,049	4,022
Trimble (1)	110,983	9,082
		60,818
IT Services 5.4%		
Accenture, Class A	163,320	48,145
Cognizant Technology Solutions, Class A	284,501	19,705
Fidelity National Information Services	288,948	40,935
Fiserv (1)	474,263	50,694
FleetCor Technologies (1)	93,988	24,067
Global Payments	190,059	35,644
Mastercard, Class A	170,070	62,091
PayPal Holdings (1)	11,929	3,477
Snowflake, Class A (1)	12,566	3,038
VeriSign (1)	80,141	18,247
Visa, Class A	456,692	106,784
		412,827
Semiconductors & Semiconductor Equipment 5.1%		
Advanced Micro Devices (1)	662,370	62,217
Analog Devices	37,500	6,456
Applied Materials	37,439	5,331

Broadcom	96,981	46,245
Lam Research	6,177	4,019
Marvell Technology	10,357	604
Maxim Integrated Products	73,349	7,728
Microchip Technology	68,688	10,285
NVIDIA	104,998	84,009
QUALCOMM	357,465	51,093
Texas Instruments	449,164	86,374
Xilinx	183,582	26,553
		390,914
Software 8.6%		
Citrix Systems	169,554	19,884
Fortinet (1)	21,332	5,081
Intuit	78,784	38,617
Microsoft	1,644,211	445,417
NortonLifeLock	758,007	20,633
salesforce.com (1)	332,155	81,135
Workday, Class A (1)	84,977	20,287
Zoom Video Communications, Class A (1)	63,591	24,612
		655,666
Technology Hardware, Storage & Peripherals 5.8%		
Apple	3,225,068	441,705
		441,705
Total Information Technology		2,034,071
MATERIALS 2.6%		
Chemicals 1.6%		
Albemarle	26,654	4,490
Celanese	12,470	1,890
CF Industries Holdings	72,958	3,754
International Flavors & Fragrances	73,892	11,039
Linde	154,178	44,573
PPG Industries	76,356	12,963
RPM International	64,656	5,734
Sherwin-Williams	134,640	36,683
Westlake Chemical	1,910	172
		121,298
Construction Materials 0.2%		
Vulcan Materials	69,815	12,153
		12,153
Containers & Packaging 0.8%		
Ball	247,400	20,044
International Paper	171,983	10,544

Packaging Corp. of America	53,448	7,238
Sealed Air	361,850	21,440
Westrock	104,352	5,554
		64,820
Total Materials		198,271
REAL ESTATE 2.3%		
Equity Real Estate Investment Trusts 2.2%		
Alexandria Real Estate Equities, REIT	35,752	6,505
American Tower, REIT	124,142	33,536
Apartment Income REIT, REIT	76,102	3,610
AvalonBay Communities, REIT	81,815	17,074
Camden Property Trust, REIT	65,014	8,625
Crown Castle International, REIT	20,700	4,039
Equinix, REIT	26,768	21,484
Equity LifeStyle Properties, REIT	46,299	3,440
Equity Residential, REIT	109,003	8,393
Prologis, REIT	254,540	30,425
Public Storage, REIT	10,463	3,146
SBA Communications, REIT	5,859	1,867
Simon Property Group, REIT	37,646	4,912
Sun Communities, REIT	18,677	3,201
Welltower, REIT	211,320	17,561
Weyerhaeuser, REIT	89,027	3,064
		170,882
Real Estate Management & Development 0.1%		
Opendoor Technologies (1)	257,609	4,567
		4,567
Total Real Estate		175,449
UTILITIES 2.6%		
Electric Utilities 1.1%		
Entergy	143,256	14,283
Evergy	51,375	3,105
Eversource Energy	120,700	9,685
NextEra Energy	440,005	32,243
Southern	465,848	28,188
		87,504
Multi-Utilities 1.5%		
Ameren	356,080	28,501
CMS Energy	115,008	6,795
Dominion Energy	359,718	26,464
Public Service Enterprise Group	208,270	12,442
Sempra Energy	258,099	34,193

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Equity Research Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks. The fund has four classes of shares: the U.S. Equity Research Fund (Investor Class), the U.S. Equity Research Fund–Advisor Class (Advisor Class), the U.S. Equity Research Fund–R Class (R Class), and the U.S. Equity Research Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries, and R Class shares are available through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/ or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

*The fair value presented includes cumulative gain (loss) on open futures contracts; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2021, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

* The fair value presented includes cumulative gain (loss) on futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) at that date.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

($000s)	Location of Gain (Loss) on Statement of Operations
	Futures
Realized Gain (Loss)	
Equity derivatives	$ 7,595
Total	$ 7,595
Change in Unrealized Gain (Loss)	
Equity derivatives	$ (200)
Total	$ (200)

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded. This ability is subject to the liquidity of underlying positions. As of June 30, 2021, securities valued at $2,502,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2021, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $1,763,777,000 and $931,039,000, respectively, for the six months ended June 30, 2021.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2021, the cost of investments for federal income tax purposes was $5,168,908,000. Net unrealized gain aggregated $2,468,302,000 at period-end, of which $2,548,051,000 related to appreciated investments and $79,749,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.04% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At June 30, 2021, the effective annual group fee rate was 0.28%. Effective November 1, 2019, Price Associates agreed to permanently waive a portion of the fund’s annual investment management fee in order to limit the fund’s management fees to 0.33% of the fund’s average daily net assets. This agreement can only be modified or terminated with approval by the fund’s shareholders. The fund has no obligation to repay fees waived under this arrangement. No management fees were waived under this arrangement for the six months ended June 30, 2021.

The Investor Class was subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would have otherwise caused the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The Advisor Class and R Class are each subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended June 30, 2021 as indicated in the table below and remain subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, Advisor Class and R Class. For the six months ended June 30, 2021, expenses incurred pursuant to these service agreements were $35,000 for Price Associates; $268,000 for T. Rowe Price Services, Inc.; and $11,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees. The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended June 30, 2021, this reimbursement amounted to $95,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Expense Universe, and Advisor Class Expense Group), and the fund’s total expenses ranked in first quintile (Investor Class Expense Group, Expense Universe, and Advisor Class Expense Group).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Equity Research Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2021